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                                    Exhibit 1

                             JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree, as of December 9, 2005, that only one statement containing the information required by Schedule 13G, and each amendment thereto, need be filed with respect to the ownership by each of the undersigned of shares of common stock of CPI Aerostructures, Inc., and such statement to which this Joint Filing Agreement is attached as Exhibit 1 is filed on behalf of each of the undersigned.

                                         MIDWOOD CAPITAL PARTNERS, L.P.

                                         By: Midwood Capital Management LLC
                                                  General Partner

                                         By:  /s/ David E. Cohen
                                         ---------------------------------------
                                         David E. Cohen
                                         Manager

                                         MIDWOOD CAPITAL
                                         PARTNERS QP, L.P.

                                         By: Midwood Capital Management LLC
                                                  General Partner

                                         By:  /s/ David E. Cohen
                                         ---------------------------------------
                                         David E. Cohen
                                         Manager

                                         MIDWOOD CAPITAL
                                         MANAGEMENT, LLC

                                         By:  /s/ David E. Cohen
                                         ---------------------------------------
                                         David E. Cohen
                                         Manager


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                                         DAVID E. COHEN

                                           /s/ David E. Cohen
                                         ---------------------------------------
                                         David E. Cohen

                                         ROSS D. DEMONT

                                           /s/ Ross D. DeMont
                                         ---------------------------------------
                                         Ross D. DeMont